(PAGE NUMBERS REFER TO PAPER DOCUMENT ONLY)

EXHIBIT 10.55 - THIRD AMENDMENT TO LICENSE AGREEMENT (OFF MALL)

              THIRD AMENDMENT TO LICENSE AGREEMENT

                      Finite #195-020
                    Vendor #000-404-285

     THIS THIRD AMENDMENT TO LICENSE AGREEMENT ("Third Amendment") is made as of ____________________, 2002 by and between
SEARS ROEBUCK AND CO., a New York corporation ("Sears"), and
CONSUMER PROGRAMS INCORPORATED, a Missouri corporation ("Licensee").

     REFERENCE is made to the License Agreement (Off Mall) made and entered into as of January 1, 1999 as previously amended (the "LICENSE AGREEMENT") by and between Sears and Licensee for the sale of products and services (the "LICENSED BUSINESS") at Off Premises locations.

     WHEREAS, Licensee desires to open certain portrait photography studios that will not use Sears Tradenames or Marks
(the "CPI STUDIOS") and that will not be considered a Competitive
Business as defined in the License Agreement; and

     WHEREAS, Licensee and Sears agree to exclude the CPI Studios from the provisions of SECTIONS 5.11 and 14.5 of the License Agreement;

     NOW, THEREFORE, Sears and Licensee agree as follows:

     1. SECTION 5.11 as set forth in the Second Amendment to License Agreement, dated as of November 10, 1999, shall be amended by inserting the following paragraph before the final paragraph:

     Licensee's ownership and operation of the CPI studios shall not be deemed a Competitive Business and shall not violate the provisions of this Section 5.11, provided that the CPI Studios shall be distinguished from Licensee's operation of the Designated Locations as set forth herein. The CPI
     Studios shall: (a) operate under CPI's own brand; (b) not be located in or operate in conjunction with any third party specialty store, department store, discount store or other similar retail format; (c) offer (i) portrait photography services and products in an environment of customization;
     (ii) high level skills and service; (iii) extended session times; and (iv) alternative photography venues; (d) be targeted to (i) compete with independent professional photographers and (ii) attract high income families, with emphasis on graduating seniors, pets, weddings and customers outside the preschool segment; (d) generally shall offer more customized, higher priced products and services to attract a different segment of customers than is currently served by Licensee in the Designated Locations; and (e) the CPI Studios shall not share the same photographers or facilities as any Designated Location.

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     In addition, Licensee agrees to open no more than 10
     locations(in addition to the three Mainstreet Studios operated by Licensee) during the Term unless otherwise agreed by the parties. Upon the opening of the 10th CPI Studio, the parties shall meet to discuss the impact of the CPI Studios upon the Licensed Business. In the event that Sears determines that the CPI Studios have a detrimental impact upon the Licensed Business, the parties shall have ninety (90) days to amend the Agreement. In the event that agreement cannot be reached, Licensee shall not open any additional CPI Studios during the remainder of the Term.

     2. SECTION 14.5 as set forth in the Second Amendment to the License Agreement shall be amended by adding the following at the end of the section:

     Licensee's ownership and operation of CPI Studios shall not be deemed a Competitive Business and shall not violate the provisions of this Section 14.5.

     Except as expressly modified by this Third Amendment, all other provisions of the License Agreement shall remain in full force and effect. To the extent that the terms of this Third A mendment are inconsistent with any of the terms of the License Agreement, the terms of this Third Amendment shall supercede and govern.

     IN WITNESS WHEREOF, Sears and Licensee have signed this
Third Amendment as of the date set forth above by their duly authorized officers and agents.

                              SEARS, ROEBUCK AND CO.

                              By: /s/ John Pigott
                                  -----------------------------
                                      John Pigott
                              Its: Vice President of Sears,
                                    Roebuck and Co.
                                   ----------------------------

                              CONSUMER PROGRAMS INCORPORATED

                              By: /s/ Jack Krings
                                  ----------------------------
                                      Jack Krings
                              Its: Vice President,
                                    Consumer Programs, Inc.
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